                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ______________

                                   FORM  T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                       TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)______

                               _______________

                 TEXAS  COMMERCE  BANK  NATIONAL  ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                  74-0800980
                               (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)


            712 MAIN STREET                                    77002
            HOUSTON, TEXAS                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              ___________________

                               KIRBY CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

               NEVADA                                       74-1884980
   (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)


   1775 ST. JAMES PLACE, SUITE 300
            HOUSTON, TEXAS                                     77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                DEBT SECURITIES

                      (TITLE OF THE INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Comptroller of the Currency, Washington, D.C.
             Federal Deposit Insurance Corporation, Washington, D.C.
             Board of Governors of The Federal Reserve System, Washington, D.C.

         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

         (See Note on Page 5.)


ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

               COL. A                                   COL. B
           TITLE OF CLASS                          AMOUNT OUTSTANDING
           --------------                          ------------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13 .

         (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON

HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

      COL. A           COL. B             COL. C                  COL. D
                                                              PERCENTAGE OF
                                                            VOTING SECURITIES
                                                             REPRESENTED BY
                                        AMOUNT OWNED           AMOUNT GIVEN
   NAME OF OWNER    TITLE OF CLASS      BENEFICIALLY            IN COL. C
   -------------    --------------      ------------        -----------------
         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

      COL. A           COL. B             COL. C                  COL. D
                                                              PERCENTAGE OF
                                                            VOTING SECURITIES
                                                             REPRESENTED BY
                                        AMOUNT OWNED           AMOUNT GIVEN
   NAME OF OWNER    TITLE OF CLASS      BENEFICIALLY            IN COL. C
   -------------    --------------      ------------        -----------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

    COL. A             COL. B               COL. C                  COL. D
                    WHETHER THE          AMOUNT OWNED
                    SECURITIES        BENEFICIALY OR HELD     PERCENT OF CLASS
                    ARE VOTING       AS COLLATERAL SECURITY    REPRESENTED BY
                   OR NONVOTING         FOR OBLIGATIONS         AMOUNT GIVEN
 TITLE OF CLASS     SECURITIES             IN DEFAULT             IN COL. C
 --------------    ------------      -----------------------  ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

    COL. A             COL. B                 COL. C                  COL. D
                                           AMOUNT OWNED
                                        BENEFICIALY OR HELD     PERCENT OF CLASS
                                       AS COLLATERAL SECURITY    REPRESENTED BY
NAME OF ISSUER AND     AMOUNT           FOR OBLIGATIONS IN        AMOUNT GIVEN
 TITLE OF CLASS      OUTSTANDING       DEFAULT BY TRUSTEE          IN COL. C
 --------------      ------------     -----------------------  ----------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

    COL. A             COL. B                 COL. C                  COL. D
                                           AMOUNT OWNED
                                        BENEFICIALY OR HELD     PERCENT OF CLASS
                                       AS COLLATERAL SECURITY    REPRESENTED BY
NAME OF ISSUER AND     AMOUNT           FOR OBLIGATIONS IN        AMOUNT GIVEN
 TITLE OF CLASS      OUTSTANDING       DEFAULT BY TRUSTEE          IN COL. C
 --------------      ------------     -----------------------  ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

    COL. A             COL. B                 COL. C                  COL. D
                                           AMOUNT OWNED
                                        BENEFICIALY OR HELD     PERCENT OF CLASS
                                       AS COLLATERAL SECURITY    REPRESENTED BY
NAME OF ISSUER AND     AMOUNT           FOR OBLIGATIONS IN        AMOUNT GIVEN
 TITLE OF CLASS      OUTSTANDING       DEFAULT BY TRUSTEE          IN COL. C
 --------------      ------------     -----------------------  ----------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

           COL. A                COL. B             COL. C

          NATURE OF              AMOUNT
        INDEBTEDNESS           OUTSTANDING         DATE DUE
        ------------           -----------         --------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

         (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 5.)

         (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 5.)


ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 15. FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.


ITEM 16. LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

 1  --  A copy of the articles of association of the trustee as now in effect.
#2  --  A copy of the certificate of authority of the trustee to commence business.
*3  --  A copy of the authorization of the trustee to exercise corporate trust powers.
 4  --  A copy of the existing by-laws of the trustee.
 5  --  Not applicable.
*6  --  The consent of the trustee required by Section 321(b) of the Act.
 7  --  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

 8  --  Not applicable.
 9  --  Not applicable.

- -------------
* Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

# Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

                        _______________________________

                                     NOTE

      Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                   SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 25TH DAY OF OCTOBER, 1994.

                                       TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION


                                       By: /s/ Susan Sult
                                          ---------------------
                                           Susan Sult
                                           Assistant Vice President and
                                            Trust Officer

                                                                       EXHIBIT 1

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                              AMENDED AND RESTATED
                            ARTICLES OF ASSOCIATION


     FIRST: The title of this Association shall be TEXAS COMMERCE BANK NATIONAL ASSOCIATION.

     SECOND: The main office of the Association shall be in Houston, County of Harris, State of Texas. The general business of the Association shall be conducted at its main office and its branches.

     THIRD: The Board of Directors of this Association shall consists of not less than five nor more than twenty-five qualified persons, the exact number of Directors within such minimum and maximum limits to fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

     FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the Chairman or the President of the Association and to the Comptroller of the Currency, Washington,
D. C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to the shareholder, such nomination shall be mailed or delivered to the Chairman or President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and, upon his instructions, the vote tellers may disregard all votes for each such nominee.

     FIFTH: The amount of authorized capital stock of this Association shall be $612,895,000 divided into 61,289,500 shares of common stock of the par value per share of Ten Dollars ($10.00), but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of this Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

     SIXTH: The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH: The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Houston, Texas, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency, and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

     NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

     TENTH: No director of this Association shall be liable to this Association or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability for (i) a breach of a director's duty of loyalty to this Association or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law,
(iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) an act or omission for which the liability of a director is expressly provided for by statute, or (v) an act related to an unlawful stock repurchase or payment of a dividend. If the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act or other applicable state or federal banking law or regulation is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of this Association shall be eliminated or limited to the fullest extent permitted by the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act or other applicable state law or Federal banking law or regulation as so amended or enacted.

Any repeal or modification of the foregoing paragraph by the shareholders shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.

     ELEVENTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                                                       Exhibit 4


                                   BYLAWS OF

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                   __________

                      SECTION 1:  MEETINGS OF SHAREHOLDERS


     SECTION 1.1. ANNUAL MEETINGS. The annual meeting of the shareholders of the Association for the election of directors and for the transaction of such other business as properly may come before such meeting, shall be held at the principal banking office of the Association in Houston, Texas, or such other place authorized by the Board of Directors ("Board"), at 10:30 a.m. on the Wednesday before the third Tuesday in January or as soon thereafter as practicable if, for any reason, the meeting cannot be held at such time or on such date. The Chairman of the Board (hereinafter "Chairman") and the Secretary of the Association shall act as Chairman and Secretary, respectively, of the meeting.

     SECTION 1.2. SPECIAL MEETINGS. Special meetings of the shareholders of the Association may be called by the Chairman or upon the direction of a majority of the Board.

     SECTION 1.3. NOTICE. Unless otherwise provided by law or by the Articles of Association, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at the shareholder's address as shown on the books of the Association.

     SECTION 1.4. PROXIES. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of the Association shall act as proxy. Proxies shall be valid only for the meeting specified therein and any adjournments thereof.

     SECTION 1.5. VOTING RIGHTS. Except as otherwise provided by law or these Bylaws, each shareholder shall be entitled to one vote for each share of stock held, and a majority of votes cast shall decide each matter submitted for a vote.

     SECTION 1.6 RECORD DATE. The record date for determining those shareholders who shall have the right to receive notice of and to vote at meetings of shareholders shall be set by the Board or, if the Board fails to set such date, by the Chairman. The record date shall be not less than ten and not more than fifty days prior to the date of the meeting.

                             SECTION 2:  DIRECTORS

     SECTION 2.1. NUMBER. Unless applicable law shall permit a greater number, the Board of the Association shall consist of such persons, not less than five nor more than twenty-five, as from time to time shall be fixed and determined by a majority of the full Board or by resolution of a majority of the outstanding shares of stock of the Association at the annual or any special meeting of the shareholders.

     SECTION 2.2. TERM. The directors of the Association shall hold office until the annual meeting of shareholders next following their election and until their successors have been elected and qualified unless removed according to the provisions of the Articles of Association or these Bylaws.

     SECTION 2.3. VACANCIES. Any vacancies occurring in the Board for any reason may, subject to the provisions of Section 2.1. hereof, be filled by a vote of a majority of the remaining directors, and any director so appointed shall hold office until the next annual meeting of shareholders or until a successor is elected.

     SECTION 2.4. ANNUAL MEETINGS. Following the annual meeting of the shareholders, the Chairman or the Secretary of the meeting shall notify the directors-elect of their election, and they shall meet promptly for the purposes of electing officers of the Association for the ensuing year and for the transaction of such organizational and other business as properly may come before the meeting.

     SECTION 2.5. REGULAR MEETINGS. Regular meetings of the Board shall be held without notice at 10:30 a.m. on the Wednesday before the third Tuesday of each January, April, July and October. Regular meetings of the Board also shall be held each June and December on such date and at such time as the Chairman may prescribe, with notice of such meetings to be given to each member of the Board by telegram, letter, telephone, telecopy or in person. Such meetings shall be held at the principal office of the Association. If any regular meeting of the Board shall fall upon a holiday, the meeting shall be held at the time and place specified in this Section on the next banking business day unless some other date shall be designated by a majority of the Board. A special meeting may be held in lieu of a regular meeting in any given calendar month.

     SECTION 2.6. SPECIAL MEETINGS. Special meetings of the Board may be called either by the Chairman, or in his absence, by the President, or in his absence, by any of the Vice Chairmen of the Board, or at the request of three or more directors. Each member of the Board shall be given notice by telegram, letter, telephone, telecopy or in person stating the time, place and purpose of each such meeting.

     SECTION 2.7. QUORUM. For the transaction of business, a quorum of the Board shall consist of not less than a majority of the entire Board then in office. If, at the time fixed for any meeting, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained. The majority of those directors present and voting at any meeting of the Board shall decide each matter considered.

     SECTION 2.8. ADVISORY DIRECTORS. The Board may appoint such advisory directors as it may deem appropriate, each of whom shall hold office until the next annual meeting of the directors following their elections. The advisory directors of the Association shall have the right to attend the meetings of the Board held each January, April, July and October and to advise with the Board concerning the affairs of the Association, but advisory directors shall not have the right to vote.

     SECTION 2.9. RETIREMENT OF DIRECTORS. No person shall be elected to serve as a director or an advisory director of the Association who has attained 68 years of age at the time of such election except in accordance with this Section. Notwithstanding the foregoing, any director or advisory director of the Association who, at the time of the adoption of these Bylaws, is not eligible under the foregoing provision to be elected to such office may be elected to serve in such capacity for one additional term. Any director or advisory director of the Association who, during his or her term of office, ceases to be eligible under the foregoing provision to be elected to such office may continue to serve the remainder of his or her term of office until the next annual meeting of shareholders.

                              SECTION 3:  OFFICERS

     SECTION 3.1. CHAIRMAN. There shall be a Chairman, as designated by the Board. The Chairman shall preside at all meetings of the Board. The Chairman shall preside at all meetings of the Loan and Discount Committee at which the Chairman is present, unless the Chairman shall elect to delegate this duty and responsibility to another officer. The Chairman shall have supervision over and exercise general executive and administrative powers relating to all of the operations and business of the Association. The Chairman shall from time to time assign all officers of this Association their respective powers, duties and responsibilities and shall have and exercise such other powers and duties as from time to time may be conferred upon the Chairman or assigned to the Chairman of the Board.

     SECTION 3.2. PRESIDENT. The President shall be a member of the Board. The President shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of president or imposed by these Bylaws. The President shall perform such executive and administrative duties as may be assigned to the President by the Board, and in the case of the absence or inability of the Chairman to act, the President shall perform the duties of the Chairman during such absence or inability.

     SECTION 3.3. VICE CHAIRMAN. The Board may appoint one or more of its directors as Vice Chairmen. During the absence of the Chairman and the President, the Vice Chairmen, in the order of their seniority as Vice Chairmen, shall preside at the meetings of the Board. Each Vice Chairman shall perform such executive and administrative duties as may be assigned to such Vice Chairman by the Chairman.

     SECTION 3.4. EXECUTIVE TRUST OFFICER. There shall be an Executive Trust Officer of the Association, appointed by the Board, whose duties shall be to manage, supervise and direct all of the activities of the Trust Department. The Board may appoint other trust officers as it may deem appropriate with such duties as may be designated by the Board or by the Executive Trust Officer.

     SECTION 3.5. SECRETARY AND ASSISTANT SECRETARIES. The Board shall appoint a Secretary, or other designated officer, who shall be secretary of the Board and of the Association and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these Bylaws; shall be custodian of the corporate seal, records, documents and papers of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of secretary or cashier, or imposed by these Bylaws; and also shall perform such duties as may be assigned from time to time by the Board or the Chairman. The Board may appoint one or more Assistant Secretaries and/or a Cashier, and each of the Assistant Secretaries and Cashier so appointed shall have the same authority provided by these Bylaws to the Secretary and such other duties as may be assigned by the Board or the Chairman.

     SECTION 3.6. OTHER OFFICERS. The Board may appoint one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, and such other officers with such titles as may from time to time be deemed appropriate for the transaction of the business of the Association. Each such officer shall have such duties as from time to time may be assigned to such officer by the Chairman.

     SECTION 3.7. TERM OF OFFICE. The Chairman, the Vice Chairmen and the President shall hold their offices for the current year for which the Board, of which they are members or advisory members, was elected unless they shall resign, become disqualified or be removed. Such officers may be removed by the Board with or without cause. Any vacancy occurring in such offices shall be filled by the Board. All other persons shall hold the offices to which they are elected subject to removal by the Chairman or by the Board.

     SECTION 3.8. RECORDS OF THE ASSOCIATION. The Secretary shall be responsible for the minute books of the Association, the organizational papers of the Association, the Articles of Association, the returns of elections, the Bylaws, the proceedings of regular and special meetings of the Board and of the shareholders and the reports of the committees of the Board. The minutes of each meeting shall be signed by either the Secretary or an Assistant Secretary or the person acting in such capacity in the absence of the Secretary or an Assistant Secretary and approved by the officer presiding at such meeting.

                                                                       EXHIBIT 7

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Consolidated Report of Income
for the period January 1, 1994-June 30, 1994

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement
                                                                                                            __________
                                                                                                           |  I480  | (-
                                                                                               ____________ ________
                                                                   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_______________________________________________________________________________________________ ____________________
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011        88,779 | 1.a.(1)(a)
          (b) Loans to depository institutions ............................................... | 4019           962 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024         2,591 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012       118,060 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054         6,291 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        46,035 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056         7,561 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503           109 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504         1,557 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        40,417 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059         5,622 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505         7,961 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105            93 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027        93,097 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506            35 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507            99 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657         8,368 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658            41 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         1,394 | 1.d.(5)
   e. Interest income from assets held in trading accounts ................................... | 4069           619 | 1.e.
                                                                                               ______________________
____________
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank:  Texas Commerce Bank National Association             Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                              Page RI-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI--Continued

                                                                                   ________________
                                                 Dollar Amounts in Thousands       | Year-to-date |
___________________________________________________________________________________ ______________
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased        | ////////////////// |
       under agreements to resell in domestic offices of the bank and of     | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4020        79,166 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       508,857 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508        13,934 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        13,159 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        35,932 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        11,361 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512        45,223 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172         6,490 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of       | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4180        13,565 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on           | ////////////////// |
       other borrowed money ................................................ | 4185        13,410 |  2.c.
    d. Interest on mortgage indebtedness and obligations under               | ////////////////// |
       capitalized leases .................................................. | 4072         1,014 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        13,122 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       167,210 |  2.f.
                                                                                                   ___________________________
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      341,647 |  3.
                                                                                                   ___________________________
 4. Provisions:                                                              | ////////////////// |
                                                                                                   ___________________________
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |      (16,960)|  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |       (2,290)|  4.b.
                                                                                                   ___________________________
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        64,207 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        74,167 |  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions .. | 4075         6,372 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076           137 |  5.d.
    e. Gains (losses) and fees from assets held in trading accounts ........ | 4077         5,825 |  5.e.
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        45,405 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        17,507 |  5.f.(2)
                                                                                                   ___________________________
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      213,620 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |           43 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |            0 |  6.b.
                                                                                                   ___________________________
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       197,684 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        57,793 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       149,246 |  7.c.
                                                                                                   ___________________________
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      404,723 |  7.d.
                                                                                                   ___________________________
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                                                   ___________________________
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      169,837 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       65,051 |  9.
                                                                                                   ___________________________
10. Income (loss) before extraordinary items and other adjustments           | ////////////////// |
                                                                                                   ___________________________
    (item 8 minus 9) ....................................................... | ////////////////// | RIAD 4300 |      104,786 | 10.
                                                                             _________________________________________________
____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association          Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                           Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI--Continued

                                                                                 ________________
                                                                                 | Year-to-date |
                                                                           ______ ______________
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________ ____________________
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |
                                                                                                 ___________________________
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      104,786 | 12.
                                                                           _________________________________________________

                                                                                                            ________________
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ______ ______________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513           300 | M.1.
 2. Fee income from the sale and servicing of mutual funds and annuities in domestic offices          | ////////////////// |
    (included in Schedule RI, item 5.g) ............................................................. | 8431         6,797 | M.2.
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above ........ | 4309             0 | M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            | ////////////////// |
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             | ////////////////// |
    items and other adjustments" (item 8 above) ..................................................... | 1244             0 | M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         9,424 | M.5.
                                                                                                      ______________________

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                     __________
                                                                                                                  |  I483  | (-
                                                                                                      ____________ ________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Total equity capital originally reported in the December 31, 1993, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,694,783 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,694,783 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       104,786 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356       181,120 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460       130,000 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | ////////////////// |
    for this schedule) .............................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433       (34,404)| 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415        20,978 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   | ////////////////// |
    item 28) ........................................................................................ | 3210     1,837,263 | 14.
                                                                                                      ______________________
____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               __________
                                                                                                               |  I486  | (-
                                                                              _________________________________ ________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651         1,879 | 4661         5,825 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             0 | 4665             0 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645         3,771 | 4617         5,843 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656         1,101 | 4666           168 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         4,948 | 4667         2,447 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627           545 | 6.
7. All other loans .......................................................... | 4644           467 | 4628            27 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669         2,001 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        12,166 | 4605        16,856 | 9.
                                                                              ___________________________________________

                                                                              ___________________________________________
                                                                              |     Cumulative     |     Cumulative     |
                                                                              |    Charge-offs     |     Recoveries     |
                                                                              |    Jan. 1, 1986    |    Jan. 1, 1986    |
Memoranda                                                                     |      through       |      through       |
                                                  Dollar Amounts in Thousands |   Dec. 31, 1989    |    Report Date     |
______________________________________________________________________________ ____________________ ____________________
To be completed by national banks only.                                       | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
                                                                               ____________________ ____________________
1. Charge-offs and recoveries of Special-Category Loans, as defined for this  | ////////////////// | ////////////////// |
   Call Report by the Comptroller of the Currency ........................... | ////////////////// | 4784        13,632 | M.1.
                                                                              ___________________________________________
                                                                              ___________________________________________
                                                                              |      (Column A)    |     (Column B)     |
Memorandum items 2 and 3 are to be completed by all banks.                    |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
2. Loans to finance commercial real estate, construction, and land            |         calendar year-to-date           |
                                                                               _________________________________________
   development activities (not secured by real estate) included in            | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
                                                                               ____________________ ____________________
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409             6 | 5410           275 | M.2.
3. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582             0 | 3583             0 | M.3.a.
   b. Secured by farmland ................................................... | 3584             0 | 3585             0 | M.3.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411             0 | 5412             0 | M.3.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413           912 | 5414           339 | M.3.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             0 | 3589             0 | M.3.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590           967 | 3591         4,731 | M.3.e.
                                                                              ___________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and
         Lease Losses and in Allocated


         Transfer Risk Reserve

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |   Allowance for    |      Allocated     |
                                                                              |   Loan and Lease   |    Transfer Risk   |
                                                                              |      Losses        |       Reserve      |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Balance originally reported in the December 31, 1993, Reports of           | ////////////////// | ////////////////// |
   Condition and Income ..................................................... | 3124       324,608 | 3131         2,290 | 1.
2. Recoveries (column A must equal part I, item 9, column B above) .......... | 4605        16,856 | 3132             0 | 2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above) ... | 4635        12,166 | 3133             0 | 3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must        | ////////////////// | ////////////////// |
   equal Schedule RI, item 4.b) ............................................. | 4230       (16,960)| 4243        (2,290)| 4.
5. Adjustments* (see instructions for this schedule) ........................ | 4815         2,684 | 3134             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (column A must    | ////////////////// | ////////////////// |
   equal Schedule RC, item 4.b; column B must equal Schedule RC,              | ////////////////// | ////////////////// |
   item 4.c) ................................................................ | 3123       315,022 | 3128             0 | 6.
                                                                              ___________________________________________
____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                               __________
                                                                                                               |  I489  | (-
                                                                                                    ____________ ________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local................................................................................ | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
                                                                       ____________________________
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       __________________________________________________

                                       7

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                             __________
                                                                                                             |  I492  | (-
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked ................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b) ..................................................................... | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices .......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations .............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............. | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) ....................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) ........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 .... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) .............. | 4341           N/A | 8.
                                                                                                 ______________________

Memoranda                                                                                        ______________________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Intracompany interest income included in item 1.a above ..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above .................................... | 4848           N/A | M.2.
                                                                                                 ______________________

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S.
International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ________________
                                                                                                       | Year-to-date |
                                                                                                 ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income booked at IBFs .............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items ................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income ........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) ........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs) ............................................................................ | 4853           N/A | 5.
                                                                                                  --------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              __________
                                                                                                              |  I495  | (-
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415         9,157 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       _____________
    d. | TEXT 4461 |______________________________________________________________________________| 4461               | 1.d.
        ___________
    e. | TEXT 4462 |______________________________________________________________________________| 4462               | 1.e.
        ___________
    f. | TEXT 4463 |______________________________________________________________________________| 4463               | 1.f.
       _____________
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        33,268 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
                                                                                                  | ////////////////// |
       _____________ FDIC Assessment                                                              | ////////////////// |
    e. | TEXT 4464 |______________________________________________________________________________| 4464        17,938 | 2.e.
        ___________
    f. | TEXT 4467 |______________________________________________________________________________| 4467               | 2.f.
        ___________
    g. | TEXT 4468 |______________________________________________________________________________| 4468               | 2.g.
       _____________
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                   | ////////////////// |
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe              | ////////////////// |
    all extraordinary items and other adjustments):                                               | ////////////////// |
           _____________
    a. (1) | TEXT 4469 |__________________________________________________________________________| 4469               | 3.a.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           _____________                                              ____________________________
    b. (1) | TEXT 4487 |__________________________________________________________________________| 4487               | 3.b.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           _____________                                              ____________________________
    c. (1) | TEXT 4489 |__________________________________________________________________________| 4489               | 3.c.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ____________________________
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________
    a. | TEXT 4492 |______________________________________________________________________________| 4492               | 4.a.
        ___________
    b. | TEXT 4493 |______________________________________________________________________________| 4493               | 4.b.
       _____________
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       _____________
    a. | TEXT 4494 |______________________________________________________________________________| 4494               | 5.a.
        ___________
    b. | TEXT 4495 |______________________________________________________________________________| 4495               | 5.b.
       _____________
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       _____________
    a. | TEXT 4496 |______________________________________________________________________________| 4496               | 6.a.
        ___________
    b. | TEXT 4497 |______________________________________________________________________________| 4497               | 6.b.
       _____________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RI-E--Continued
                                                                                                        ________________
                                                                                                        | Year-to-date |
                                                                                                  ----------------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
                                                                                                  | ////////////////// |
       _____________ Capital Injection from Parent Company                                        | ////////////////// |
    a. | TEXT 4498 |______________________________________________________________________________| 4498        20,978 | 7.a.
        ___________
    b. | TEXT 4499 |______________________________________________________________________________| 4499               | 7.b.
       _____________
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,              | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
                                                                                                  | ////////////////// |
       _____________ Bank Acquisition                                                             | ////////////////// |
    a. | TEXT 4521 |______________________________________________________________________________| 4521         2,684 | 8.a.
        ___________
    b. | TEXT 4522 |______________________________________________________________________________| 4522               | 8.b.
       _____________                                                                               ---------------------
 9. Other explanations (the space below is provided for the bank to briefly describe,             | I498    |    I499  | (-
                                                                                                  ______________________
    at its option, any other significant items affecting the Report of Income):
               ___
    No comment | | (RIAD 4769)
               ___
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
Consolidated Report of Condition for Insured Commercial
and State-Chartered Savings Banks for June 30, 1994

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
Schedule RC--Balance Sheet
                                                                                                             __________
                                                                                                             |  C400  | (-
                                                                                                 ____________ ________

                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     1,952,721 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         5,011 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     1,363,948 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     1,611,902 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276     4,622,525 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277        47,547 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |     9,706,261 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       315,022 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ____________________________

    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125     9,391,239 |  4.d.
 5. Assets held in trading accounts ............................................................ | 3545        34,188 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       534,581 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150       106,753 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155         8,678 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       589,826 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       459,182 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    20,728,101 | 12.
                                                                                                 ______________________
____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

                                       11

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
                       0 3 2 6 3
Schedule RC--Continued
                                                                                               ___________________________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ..... | RCON 2200    15,468,673 | 13.a.
                                                                   ____________________________
       (1) Noninterest-bearing(1) ................................ | RCON 6631       5,776,281 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       9,692,392 | /////////////////////// | 13.a.(2)
                                                                   ____________________________
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       515,926 | 13.b.
                                                                   ____________________________
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         515,926 | /////////////////////// | 13.b.(2)
                                                                   ____________________________
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278       436,360 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       245,637 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840     1,504,602 | 15.a.
    b. Trading liabilities ................................................................... | RCFD 3548        18,589 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332        85,293 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333        20,349 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        30,128 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920         8,678 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       211,603 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    18,890,838 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839     1,014,464 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632       197,320 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434        12,586 | 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,837,263 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    20,728,101 | 29.
                                                                                               ___________________________

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the                     Number
    most comprehensive level of auditing work performed for the bank by independent external            __________________
    auditors as of any date during 1993 ..............................................................  | RCFD 6724  N/A | M.1.
                                                                                                        __________________

1 = Independent  audit of the  bank conducted  in  accordance    4 = Directors'  examination  of the  bank  performed  by other
    with generally accepted auditing standards by a certified        external  auditors (may  be required  by state  chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent  audit of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in accordance with  generally accepted auditing        auditors
    standards  by a certified  public  accounting  firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on the  consolidated  holding  company        auditors
    (but not on the bank separately)                             7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors'   examination  of   the  bank   conducted   in    8 = No external audit work
    accordance  with generally  accepted  auditing  standards
    by a certified public accounting firm (may be required by
    state chartering authority)
____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       12

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
                       0 3 2 6 3
Schedule RC-A--Cash and Balances Due From Depository Institutions
Exclude assets held in trading accounts.

                                                                                                             -----------
                                                                                                              |  C405  | (-
                                                                             _________________________________ ________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                             -------------------------------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// | ////////////////// |
   coin .................................................................... | 0022     1,509,753 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .............. | ////////////////// | 0020     1,204,067 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 0080       305,686 | 1.b.
2. Balances due from depository institutions in the U.S. ................... | ////////////////// | 0082        83,133 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ... | 0083         5,060 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ................................... | 0085        78,073 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks .. | ////////////////// | 0070         5,866 | 3.
   a. Foreign branches of other U.S. banks ................................. | 0073           565 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074         5,330 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090       358,951 | 0090       358,951 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal            | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010     1,957,732 | 0010     1,957,703 | 5.
                                                                             ___________________________________________

                                                                                                  ______________________
Memorandum                                                      Dollar Amounts in Thousands        RCOW  Bil  Mil  Thou
__________________________________________________________________________________________________ ____________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | ////////////////// |
   column B above) .............................................................................. | 0050        78,122 | M.1.
                                                                                                  ______________________

                                       13

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-B--Securities

Exclude assets held in trading accounts.
                                                                                                                 __________
                                                                                                                 |  C410  | (-
                                      ___________________________________________________________________________ ________
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       _________________________________________ _________________________________________
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       ____________________ ____________________ ____________________ ____________________
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
1. U.S. Treasury securities ......... | 0211             0 | 0213             0 | 1286       651,724 | 1287       643,271 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           440 | 1677           437 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681           150 | 1686           236 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701       632,586 | 1702       666,581 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       593,847 | 1705       579,295 | 1706       255,804 | 1707       248,531 | 4.a.(2)
      (3) Privately-issued .......... | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. CMOs and REMICs:                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1714       474,517 | 1715       443,500 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Privately-issued            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and collateralized          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FNMA, FHLMC, or             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1718         4,980 | 1719         4,995 | 1731        10,295 | 1732        10,132 | 4.b.(2)
      (3) All other privately-        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          issued .................... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737       288,779 | 1738       286,358 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742         1,235 | 1743         1,086 | 1744             0 | 1746             0 | 5.b.
                                      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than pass-through securities, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home
    Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing
    Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                       14

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-B--Continued
                                    _____________________________________________________________________________________
                                    |             Held-to-maturity            |            Available-for-sale           |
                                     _________________________________________ _________________________________________
                                    |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                    |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                     ____________________ ____________________ ____________________ ____________________
        Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
____________________________________ ____________________ ____________________ ____________________ ____________________
6. Equity securities:               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds ....................... | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
   b. Other equity securities       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values ............ | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ............... | ////////////////// | ////////////////// | 1752        43,387 | 1753        43,387 | 6.c.
7. Total (sum of items 1            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ...................... | 1754     1,363,948 | 1771     1,315,907 | 1772     1,593,796 | 1773     1,611,902 | 7.
                                    _____________________________________________________________________________________



                                                                                                              ___________
Memoranda                                                                                                     |   C412  | (-
                                                                                                   ___________ _________
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Pledged securities(2) ......................................................................... | 0416     2,520,189 | M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in nonaccrual status):| ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343           429 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344       129,783 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     1,165,573 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     1,621,403 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..... | 0347     2,917,188 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544        14,040 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545         1,235 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553        15,275 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
      debt securities included in Schedule RC-N, item 9, column C) ............................... | 0393     2,932,463 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2) (included in     | ////////////////// |
   Memorandum item 2.b.(5) above) ................................................................ | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date ........................................... | 1778             0 | M.7.
                                                                                                   ______________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________
Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts                                            __________
reported in this schedule.  Report total loans and leases, net of unearned                                    |  C415  | (-
                                                                             _________________________________ ________
income.  Exclude assets held in trading accounts.                            |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Loans secured by real estate ........................................... | 1410     2,109,126 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       323,162 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420        18,761 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367       511,475 |  1.c.(2)(a)
           (b) Secured by junior liens ..................................... | ////////////////// | 5368       180,688 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       124,510 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480       950,530 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505        10,899 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506         7,152 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507         8,747 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517           727 | 1517           727 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510        62,648 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516        68,896 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590        91,793 | 1590        91,793 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     4,163,635 | 1763     4,116,601 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764       134,573 | 1764        33,085 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     1,394,929 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       108,360 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011     1,286,569 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081       228,729 | 2081       222,342 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        55,025 | 2107        55,025 |  8.
 9. Other loans ............................................................ | 1563     1,233,907 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545       151,026 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,082,881 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165       209,022 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182       164,729 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183        44,293 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through   | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a) . | 2122     9,706,261 | 2122     9,540,104 | 12.
                                                                             ___________________________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-C--Continued

Part I. Continued
                                                                             ___________________________________________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
Memoranda                                                                    |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Commercial paper included in Schedule RC-C, part I, above .............. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms      | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above):                              | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                         | ////////////////// | ////////////////// |
                                                                                                   _____________________
       (1) To U.S. addressees (domicile) ................................... | 1687             0 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ............................... | 1689             0 | M.2.a.(2)
    b. Loans to finance agricultural production and other loans to farmers . | 1613             0 | M.2.b.
    c. Commercial and industrial loans:                                      | ////////////////// |
       (1) To U.S. addressees (domicile) ................................... | 1758             0 | M.2.c.(1)
       (2) To non-U.S. addressees (domicile)................................ | 1759             0 | M.2.c.(2)
    d. All other loans (exclude loans to individuals for household,          | ////////////////// |
       family, and other personal expenditures) ............................ | 1615       219,755 | M.2.d.
    e. Lease financing receivables:                                          | ////////////////// |
       (1) Of U.S. addressees (domicile) ................................... | 1789             0 | M.2.e.(1)
       (2) Of non-U.S. addressees (domicile) ............................... | 1790             0 | M.2.e.(2)
    f. Total (sum of Memorandum items 2.a through 2.e) ..................... | 1616       219,755 | M.2.f.
 3. Maturity and repricing data for loans and leases(1) (excluding those     | ////////////////// |
    in nonaccrual status):                                                   | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:             | ////////////////// |
       (1) Three months or less ............................................ | 0348       301,672 | M.3.a.(1)
       (2) Over three months through 12 months ............................. | 0349       298,972 | M.3.a.(2)
       (3) Over one year through five years ................................ | 0356     1,464,897 | M.3.a.(3)
       (4) Over five years ................................................. | 0357     1,026,545 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                         | ////////////////// |
           Memorandum items 3.a.(1) through 3.a.(4)) ....................... | 0358     3,092,086 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                    | ////////////////// |
       (1) Quarterly or more frequently .................................... | 4554     4,317,823 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly . | 4555     1,704,771 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than     | ////////////////// |
           annually ........................................................ | 4561       370,925 | M.3.b.(3)
       (4) Less frequently than every five years ........................... | 4564        71,508 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)        | ////////////////// |
           through 3.b.(4)) ................................................ | 4567     6,465,027 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))  | ////////////////// |
       (must equal the sum of total loans and leases, net, from              | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from             | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and      | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ...... | 1479     9,557,113 | M.3.c.
 4. Loans to finance commercial real estate, construction, and land          | ////////////////// |
    development activities (not secured by real estate) included in          | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ........... | 2746       277,878 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I, above)| 5369       198,043 | M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family    | ////////////////// |_____________________
    residential properties (included in Schedule RC-C, part I, item          | ////////////////// | RCON  Bil Mil Thou |
                                                                                                   ____________________
    1.c.(2)(a), column B, page RC-6) ....................................... | ////////////////// | 5370        51,087 | M.6.
                                                                             ___________________________________________

_____________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7a
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount"
of a loan: (1) for loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the
"original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


Loans to Small Businesses                                                                                    ____________
1. Indicate in the appropriate box at the right whether all or substantially all of the bank's               |   C418   | (-
   "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule        _____ __________
   RC-C, part I, item 1.e, column B, and all or substantially all of the bank's "Commercial             | YES        NO |
   and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C,       _______ _______________
   part I, item 4.a, column B, have original amounts of $100,000 or less (see instructions)..... | 6999 |     |////| X  | 1.
                                                                                                 ________________________

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

                                                                              _____________________
2. Report the total number of loans currently outstanding for each of the     |  Number of Loans  |
   following Schedule RC-C, part I, loan categories:                          |__________________ |
   a. "Loans secured by nonfarm nonresidential properties" in domestic        |RCON |//////////// |
       offices reported in Schedule RC-C, part I, item 1.e,                   ______              |
       column B............................................................   |5562           N/A | 2.a.
   b. "Commercial and industrial loans to U.S. addressees" in domestic        |////////////////// |
       offices reported in Schedule RC-C, part I, item 4.a, column b.......   |5563           N/A | 2.b.
                                                                              ____________________

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |                    |      Amount        |
                                                                              |                    |     Currently      |
                                                                              |  Number of Loans   |    Instruments     |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCON | /////////// | RCON  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________

3. Number and amount currently outstanding of "Loans secured by nonfarm       | ////////////////// | ////////////////// |
   nonresidential properties" in domestic offices reported in Schedule RC-C,  | ////////////////// | ////////////////// |
   part I, item 1.e, column B (sum of items 3.a through 3.c must be less      | ////////////////// | ////////////////// |
   than or equal to Schedule RC-C, part I, item 1.e, column B):               | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5564           968 | 5565        37,560 | 3.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5566           803 | 5567        87,396 | 3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........ | 5568           849 | 5569       281,525 | 3.c.
4. Number and amount currently outstanding of "Commercial and industrial      | ////////////////// | ////////////////// |
   loans to U.S. addressees" in domestic offices reported in Schedule RC-C,   | ////////////////// | ////////////////// |
   part I, item 4.a, column B (sum of items 4.a through 4.c must be less than | ////////////////// | ////////////////// |
   or equal to Schedule RC-C, part I, item 4.a, column B):                    | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5570        10,516 | 5571       191,365 | 4.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5572         1,422 | 5573       133,351 | 4.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........ | 5574         1,409 | 5575       400,042 | 4.c.
                                                                              ___________________________________________

                                      17a

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7b
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-C--Continued

Part II. Continued


Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the bank's
   "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially
   all of the bank's "Loans to finance agricultural production and other loans to farmers"                YES        NO
   in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original        _______ _______________
   amounts of $100,000 or less (see instructions)............................................... | 6860 |     |////| X  | 5.
                                                                                                 _______ _______________
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO, skip items 6.a and 6.b and complete items 7 and 8 below.

                                                                              _____________________
6. Report the total number of loans currently outstanding for each of the     |  Number of Loans  |
   following Schedule RC-C, part I, loan categories:                          |__________________ |
   a. "Loans secured by farmland (including farm residential and other        |RCON |//////////// |
       improvements)" in domestic offices reported in Schedule RC-C, part     ______              |
       I, item 1.b, column B ..............................................   |5576           N/A | 6.a.
   b. "Loans to finance agricultural production and other loans to farmers"   | ///////////////// |
       in domestic offices reported in Schedule RC-C, part I, item 3,         | ///////////////// |
       column 8 ...........................................................   |5577           N/A | 6.b.
                                                                              ____________________

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |                    |      Amount        |
                                                                              |                    |     Currently      |
                                                                              |  Number of Loans   |    Outstanding     |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCON | /////////// | RCON  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
7. Number and amount currently outstanding of "Loans secured by farmland      | ////////////////// | ////////////////// |
   (including farm residential and other improvements)" in domestic offices   | ////////////////// | ////////////////// |
   reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a    | ////////////////// | ////////////////// |
   through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, | ////////////////// | ////////////////// |
   column B)                                                                  | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5578            35 | 5579         1,081 | 7.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5580            14 | 5581         1,459 | 7.b.
   c. With original amounts of more than $250,000 through $500,000 .......... | 5582            10 | 5583         1,926 | 7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural  | ////////////////// | ////////////////// |
   production and other loans to farmers" in domestic offices reported in     | ////////////////// | ////////////////// |
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c      | ////////////////// | ////////////////// |
   must be less than or equal to Schedule RC-C, part I, item 3, column B):    | ////////////////// | ////////////////// |
   a. With original amounts of $100,000 or less ............................. | 5584           209 | 5585         4,463 | 8.a.
   b. With original amounts of more than $100,000 through $250,000 .......... | 5586            45 | 5587         4,368 | 8.b.
   c. With original amounts of more than $250,000 through $500,000 .......... | 5588            25 | 5589         5,085 | 8.c.
                                                                              ___________________________________________

                                      17b

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of interest rate, foreign exchange rate, and other commodity and equity contracts (as reported in Schedule RC-L, items 11,
12, and 13).

                                                                               ------------------------------------------------
                                                                                                                   |  C420  | (-
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531         1,366 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532           973 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533         9,047 |  3.
 4. Mortgage-backed securities in domestic offices:                                               | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. CMOs and REMICs issued by FNMA or FHLMC .................................................. | RCON 3535             0 |  4.b.
    c. All other ................................................................................ | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538           107 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        22,459 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544           236 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        34,188 | 12.
                                                                                                  ___________________________

                                                                                                  ___________________________
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                        _________________________
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        18,589 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        18,589 | 15.
                                                                                                  ___________________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-9
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                __________
                                                                                                                |  C425  | (-
                                                          ______________________________________________________ ________
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           _________________________________________ ____________________
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           ____________________ ____________________ ____________________
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
__________________________________________________________ ____________________ ____________________ ____________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     6,935,403 | 2240     5,088,642 | 2346     7,814,725 | 1.
2. U.S. Government ...................................... | 2202        36,983 | 2280        36,876 | 2520           306 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       170,925 | 2290        41,851 | 2530        66,482 | 3.
4. Commercial banks in the U.S. ......................... | 2206       260,794 | 2310       260,794 | ////////////////// | 4.
   a. U.S. branches and agencies of foreign banks ....... | ////////////////// | ////////////////// | 2347             0 | 4.a.
   b. Other commercial banks in the U.S. ................ | ////////////////// | ////////////////// | 2348           239 | 4.b.
5. Other depository institutions in the U.S. ............ | 2207        17,649 | 2312        17,649 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        31,336 | 2320        31,336 | ////////////////// | 6.
   a. Foreign branches of other U.S. banks .............. | ////////////////// | ////////////////// | 2367             0 | 6.a.
   b. Other banks in foreign countries .................. | ////////////////// | ////////////////// | 2373             0 | 6.b.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         2,491 | 2300         2,491 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330       131,340 | 2330       131,340 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     7,586,921 | 2210     5,610,979 | 2385     7,881,752 | 9.
                                                          ________________________________________________________________

                                                                                                    ______________________
Memoranda                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       869,189 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      | ////////////////// |
          and participated out by the broker in shares of $100,000 or less ........................ | 2344             0 | M.1.c.(2)
   d. Total deposits denominated in foreign currencies ............................................ | 3776         3,148 | M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       210,049 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         | ////////////////// |
   equal item 9, column C above):                                                                   | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     1,321,748 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     3,015,257 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ................................................... | 6648     2,635,577 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645       876,781 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646        32,389 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398     1,975,942 | M.3.
                                                                                                    ______________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-10
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-E--Continued

Part I. Continued
Memoranda (continued)
_________________________________________________________________________________________________________________________________
| Deposit Totals for FDIC Insurance Assessments(1)                                                 ______________________       |
|                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |       |
 __________________________________________________________________________________________________ ____________________
| 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)             |/////////////////// |       |
|    (must equal Schedule RC, item 13.a) ......................................................... | 2200    15,468,673 | M.4.  |
|                                                                                                  | ////////////////// |       |
|    a. Total demand deposits (must equal item 9, column B) ...................................... | 2210     5,610,979 | M.4.a.|
|    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9, column C      | ////////////////// |       |
|       minus item 9, column B) .................................................................. | 2350     9,857,694 | M.4.b.|
                                                                                                   ______________________
| ____________                                                                                                                  |
| (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended    |
|     after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.               |
| (2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all     |
|     transaction accounts other than demand deposits.                                                                          |
|                                                                                                                               |
_________________________________________________________________________________________________________________________________

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more          | ////////////////// |
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing         | ////////////////// |
   frequency of:(1)                                                                                | ////////////////// |
   a. Three months or less ....................................................................... | 0359       201,040 | M.5.a.
   b. Over three months through 12 months (but not over 12 months) ............................... | 3644     1,436,073 | M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)            | ////////////////// |
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:    | ////////////////// |
      (1) Three months or less ................................................................... | 2761       544,364 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | 2762       245,662 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | 2763        73,549 | M.6.a.(3)
      (4) Over five years ........................................................................ | 2765             0 | M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of                | ////////////////// |
          Memorandum items 6.a.(1) through 6.a.(4)) .............................................. | 2767       863,575 | M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:| ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4568        13,206 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4569             0 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4571             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | 4572             0 | M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of             | ////////////////// |
          Memorandum items 6.b.(1) through 6.b.(4)) .............................................. | 4573        13,206 | M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)      | ////////////////// |
      and 6.b.(5)) (must equal Memorandum item 2.c. above) ....................................... | 6645       876,781 | M.6.c.
                                                                                                   ______________________

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                       20

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-11
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)
                                                                                                    ____________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil  Mil  Thou |
___________________________________________________________________________________________________ ____________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       515,926 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and                                                      | ////////////////// |
   agencies of foreign banks, including their IBFs) .............................................. | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       515,926 | 7.
                                                                                                   ______________________

Schedule RC-F--Other Assets

                                                                                                                   __________
                                                                                                                   |  C430  | (-
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164        60,113 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        32,700 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2168       366,369 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3549 |____________________________________________________| RCFD 3549 |              | /////////////////////// | 4.a.
       ___________  Swap Interest Receivable                                             109,027
   b. | TEXT 3550 |____________________________________________________| RCFD 3550 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3551 |____________________________________________________| RCFD 3551 |              | /////////////////////// | 4.c.
      _____________
                                                                                                  ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       459,182 | 5.
                                                                                                  ___________________________

Memorandum                                                                                        ___________________________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ___________________________

Schedule RC-G--Other Liabilities
                                                                                                                   __________
                                                                                                                   |  C435  | (-
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        22,071 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       174,094 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049           298 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize amounts that exceed 25% of this item) ......................................... | RCFD 2938        15,140 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3552 |____________________________________________________| RCFD 3552 |              | /////////////////////// | 4.a.
       ___________  Trading Security Purchase Fails                                        4,578
   b. | TEXT 3553 |____________________________________________________| RCFD 3553 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3554 |____________________________________________________| RCFD 3554 |              | /////////////////////// | 4.c.
      _____________
                                                                                                  ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       211,603 | 5.
                                                                                                  ___________________________
____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

                                       21

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-12
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                                  ________
                                                                                                                 |  C440  | (-
                                                                                                     ____________ ________
                                                                                                     |  Domestic Offices  |
                                                                                                      ____________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155         8,678 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920         8,678 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350     4,670,072 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800       681,997 |  4.
5. Other borrowed money ............................................................................ | 2850       105,642 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941       350,155 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) . | 2192    20,559,970 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)| 3129    18,372,552 |  9.
                                                                                                     ______________________

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          ______________________
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      ____________________
10. U.S. Treasury securities ....................................................................... | 1779       643,271 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785             0 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786           590 | 12.
13. Mortgage-backed securities:                                                                      | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     1,508,959 | 13.a.(1)
       (2) Privately-issued ........................................................................ | 1869             0 | 13.a.(2)
    b. CMOs and REMICs:                                                                              | ////////////////// |
       (1) Issued by FNMA and FHLMC ................................................................ | 1877       474,517 | 13.b.(1)
       (2) Privately-issued ........................................................................ | 2253        15,112 | 13.b.(2)
14. Other domestic debt securities ................................................................. | 3159       288,779 | 14.
15. Foreign debt securities ........................................................................ | 3160         1,235 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169        43,387 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     2,975,850 | 17.
                                                                                                     ______________________

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                     ______________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ______________________

                                       22

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-13
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.
                                                                                                                __________
                                                                                                                 |  C445  | (-
                                                                                                     ____________ ________
                                                                         Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) .................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,    | ////////////////// |
    column A) ...................................................................................... | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ..... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ...................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,          | ////////////////// |
    part II, items 2 and 3) ........................................................................ | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ...... | 2381           N/A | 6.

Schedule RC-K--Quarterly Averages (1)
                                                                                                                __________
                                                                                                                |  C455  |  (-
                                                                                               _________________ ________
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381         5,011 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     2,547,917 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           618 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647       291,657 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        43,187 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365     4,112,124 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360     9,142,738 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,114,330 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        89,121 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     3,920,930 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     1,401,685 |  6.a.(5)
       (6) Obligations (other than securities and leases) of states and political subdivisions | /////////////////////// |
           in the U.S. ....................................................................... | RCON 3389        73,657 |  6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       173,596 |  6.b.
 7. Assets held in trading accounts .......................................................... | RCFD 3401        70,539 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       211,267 |  8.
 9. Total assets ............................................................................. | RCFD 3368    19,856,739 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485     2,043,067 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     1,482,065 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     3,017,373 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       873,340 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,682,293 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       398,354 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353       715,846 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355        76,692 | 14.
                                                                                               ___________________________

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
    (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.

                                       23

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-14
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                               __________
                                                                                                                |  C460  |  (-
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       175,141 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550        86,736 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     6,243,833 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,104,325 |  2.
                                                                         ___________________________
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |       71,651 | ////////////////// |  2.a.
                                                                         ___________________________
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821        91,318 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ___________________________
       others .......................................................... | RCFD 3822 |        5,389 | ////////////////// |  3.a.
                                                                         ___________________________
 4. Commercial and similar letters of credit ...................................................... | 3411       228,326 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433         6,473 |  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold      | ////////////////// |
    for Call Report purposes:                                                                       | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651             0 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434        17,339 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435        20,995 | 10.b.
11. Interest rate contracts (exclude when-issued securities):                                       | ////////////////// |
    a. Notional value of interest rate swaps ...................................................... | 3450     5,228,389 | 11.a.
    b. Futures and forward contracts .............................................................. | 3823     1,036,450 | 11.b.
    c. Option contracts (e.g., options on Treasuries):                                              | ////////////////// |
       (1) Written option contracts ............................................................... | 3824       330,476 | 11.c.(1)
       (2) Purchased option contracts ............................................................. | 3825     1,330,476 | 11.c.(2)
12. Foreign exchange rate contracts:                                                                | ////////////////// |
    a. Notional value of exchange swaps (e.g., cross-currency swaps) .............................. | 3826             0 | 12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,          | ////////////////// |
       and futures) ............................................................................... | 3415     1,037,599 | 12.b.
    c. Option contracts (e.g., options on foreign currency):                                        | ////////////////// |
       (1) Written option contracts ............................................................... | 3827        21,110 | 12.c.(1)
       (2) Purchased option contracts ............................................................. | 3828        21,110 | 12.c.(2)
                                                                                                    ______________________

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-15
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________


Schedule RC-L--Continued
                                                                                                                __________
                                                                                                                |  C461  |  (-
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
13. Contracts on other commodities and equities:                                                    | ////////////////// |
    a. Notional value of other swaps (e.g., oil swaps) ............................................ | 3829        34,242 | 13.a.
    b. Futures and forward contracts (e.g., stock index and commodity--precious metals,             | ////////////////// |
       wheat, cotton, livestock--contracts) ....................................................... | 3830             0 | 13.b.
    c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):        | ////////////////// |
       (1) Written option contracts ............................................................... | 3831             0 | 13.c.(1)
       (2) Purchased option contracts ............................................................. | 3832             0 | 13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe each component of this item       | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital") ..................................... | 3430             0 | 14.
                                                                                                    | ////////////////// |
       _____________                                                      __________________________
    a. | TEXT 3555 |______________________________________________________| RCFD 3555 |             | ////////////////// | 14.a.
        ___________
    b. | TEXT 3556 |______________________________________________________| RCFD 3556 |             | ////////////////// | 14.b.
        ___________
    c. | TEXT 3557 |______________________________________________________| RCFD 3557 |             | ////////////////// | 14.c.
       _____________
    d. | TEXT 3558 |______________________________________________________| RCFD 3558 |             | ////////////////// | 14.d.
       _____________                                                      __________________________
15. All other off-balance sheet assets (itemize and describe each component of this item            | ////////////////// |
    over 25% of Schedule RC, item 28, "Total equity capital") ..................................... | 5591             0 | 15.
                                                                                                    | ////////////////// |
       _____________                                                      __________________________
    a. | TEXT 5592 |______________________________________________________| RCFD 5592 |             | ////////////////// | 15.a.
        ___________
    b. | TEXT 5593 |______________________________________________________| RCFD 5593 |             | ////////////////// | 15.b.
        ___________
    c. | TEXT 5594 |______________________________________________________| RCFD 5594 |             | ////////////////// | 15.c.
       _____________
    d. | TEXT 5595 |______________________________________________________| RCFD 5595 |             | ////////////////// | 15.d.
       _____________                                                      ________________________________________________

Memoranda
                                                                                                    ______________________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Not applicable                                                                                  | ////////////////// |
 2. Not applicable                                                                                  | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     3,790,294 | M.3.
    a. Participations in commitments with an original maturity                                      | ////////////////// |
                                                                         ___________________________
       exceeding one year conveyed to others ........................... | RCFD 3834 |      117,051 | ////////////////// | M.3.a.
                                                                         ___________________________
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        37,344 | M.4.
 5. To be completed for the September report only:                                                  | ////////////////// |
    Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts              | ////////////////// |
    outstanding by type of loan:                                                                    | ////////////////// |
    a. Loans to purchase private passenger automobiles ............................................ | 2741           N/A | M.5.a.
    b. Credit cards and related plans ............................................................. | 2742           N/A | M.5.b.
    c. All other consumer installment credit (including mobile home loans) ........................ | 2743           N/A | M.5.c.
                                                                                                    ______________________

                                       25

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-16
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-M--Memoranda

                                                                                                                  __________
                                                                                                                  |  C465  | (-
                                                                                                      ____________ ________
                                                                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         | ////////////////// |
   shareholders, and their related interests as of the report date:                                   | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    | ////////////////// |
      shareholders, and their related interests ..................................................... | 6164        61,242 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all   | ////////////////// |
      extensions of credit by the reporting bank (including extensions of credit to                   | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                 Number | ////////////////// |
                                                                          ____________________________
      of total capital as defined for this purpose in agency regulations. | RCFD 6165 |             7 | ////////////////// | 1.b.
                                                                          ____________________________
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer ..................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract .................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................ | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103         6,186 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104         2,492 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
   a. Mortgage servicing rights ..................................................................... | 3164         4,049 | 6.a.
   b. Other identifiable intangible assets:                                                           | ////////////////// |
      (1) Purchased credit card relationships ....................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets .................................................. | 5507       167,998 | 6.b.(2)
   c. Goodwill ...................................................................................... | 3163       417,779 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143       589,826 | 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes ................ | 6442             0 | 6.e.
                                                                                                      ______________________

                                                                                                              YES       NO
                                                                                                      ______________________
7. Does your bank have any mandatory convertible debt that is part of your Tier 2 capital? .......... | 6167      |///|  X | 7.
                                                                                                       ____________________
   If yes, complete items 7.a through 7.e:                                                            | RCFD  Bil Mil Thou |
                                                                                                       ____________________
   a. Total equity contract notes, gross ............................................................ | 3290           N/A | 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes ....................... | 3291           N/A | 7.b.
   c. Total equity commitment notes, gross .......................................................... | 3293           N/A | 7.c.
   d. Common or perpetual preferred stock dedicated to redeem the above notes ....................... | 3294           N/A | 7.d.
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d) ................................................. | 3295           N/A | 7.e.
                                                                                                      ______________________
_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.



Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-17
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-M--Continued

                                                                                             ___________________________
                                                                 Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_____________________________________________________________________________________________ _________________________
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508        43,398 |  8.a.(2)(a)
           (b) Farmland in domestic offices ................................................ | RCON 5509         2,961 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510           557 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511           504 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        59,333 |  8.a.(2)(e)
           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150       106,753 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party mutual funds):                               | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441     5,766,274 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427             0 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428             0 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429             0 | 10.d.
    e. Annuities ........................................................................... | RCON 8430             0 | 10.e.
                                                                                             ___________________________
_________________________________________________________________________________________________________________________________
|                                                                                                                               |
                                                                                                  ______________________
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
 _________________________________________________________________________________________________ ____________________
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
                                                                                                  ______________________
|                                                                                                                               |
_________________________________________________________________________________________________________________________________


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-18
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,                                                              __________
column A, as confidential.                                                                                  |  C470  |    (-
                                                      __________________________________________________________________
                                                      |      (Column A)      |    (Column B)      |    (Column C)      |
                                                      |      Past due        |    Past due 90     |    Nonaccrual      |
                                                      |     30 through 89    |    days or more    |                    |
                                                      |     days and still   |     and still      |                    |
                                                      |       accruing       |     accruing       |                    |
                                                      __________________________________________________________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
_______________________________________________________________________________________________________________________
 1. Loans secured by real estate:                     | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ |                      | 1246        41,543 | 1247        91,683 |  1.a.
    b. To non-U.S. addressees (domicile) ............ |                      | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and              | //////////////////// | ////////////////// | ////////////////// |
    acceptances of other banks:                       | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | //////////////////// | ////////////////// | ////////////////// |
       institutions ................................. |                      | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. |                      | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | //////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... |                      | 1597         1,544 | 1583         7,059 |  3.
 4. Commercial and industrial loans:                  | //////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ |                      | 1252         6,782 | 1253        42,620 |  4.a.
    b. To non-U.S. addressees (domicile) ............ |                      | 1255           203 | 1256         1,494 |  4.b.
 5. Loans to individuals for household, family, and   | //////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | //////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... |                      | 5384           250 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | //////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... |                      | 5387        17,464 | 5388           967 |  5.b.
 6. Loans to foreign governments and official         | //////////////////// | ////////////////// | ////////////////// |
    institutions .................................... |                      | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. |                      | 5460         2,234 | 5461         4,825 |  7.
 8. Lease financing receivables:                      | //////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ |                      | 1258             0 | 1259           500 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ |                      | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | //////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . |                      | 3506             0 | 3507            29 |  9.
                                                      __________________________________________________________________

====================================================================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      _________________________________________________________________
                                                      | RCFD  Bil Mil Thou  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
10. Loans and leases reported in items 1              |____________________ _____________________ ____________________|
    through 8 above which are wholly or partially     | /////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... |                     | 5613        52,698 | 5614        87,483 | 10.
    a. Guaranteed portion of loans and leases         | /////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... |                     | 5616        50,447 | 5617        80,986 | 10.a.
                                                      _________________________________________________________________

                                       28

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-19
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-N--Continued

                                                                                                            _________
                                                                                                            |  C473  | (-
                                                      ______________________________________________________ _________
                                                      |    (Column A)      |    (Column B)      |    (Column C)      |
                                                      |     Past due       |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |  days and still    |     and still      |                    |
Memoranda                                             |     accruing       |     accruing       |                    |
                                                      ____________________ _____________________ _____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ _____________________
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above ......... |                    |                    |                    | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. |                    | 6559             0 | 6560           523 | M.2.
                                                       ____________________ ____________________ ____________________
 3. Loans secured by real estate in domestic offices  | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                       ____________________ ____________________ ____________________
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ |                    | 2769         3,663 | 3492        22,831 | M.3.a.
    b. Secured by farmland .......................... |                    | 3494             0 | 3495           624 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... |                    | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... |                    | 5402         4,401 | 5403         8,879 | M.3.c.(2)
    d. Secured by multifamily (5 or more)             | ////////////////// | ////////////////// | ////////////////// |
       residential properties ....................... |                    | 3500           406 | 3501         6,041 | M.3.d.
    e. Secured by nonfarm nonresidential properties . |                    | 3503        33,073 | 3504        53,308 | M.3.e.
                                                      ________________________________________________________________

                                                      ___________________________________________
                                                      |    (Column A)      |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       ____________________ ____________________
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... |                    | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... |                    | 3530             0 | M.4.b.
                                                      ___________________________________________

                                       29

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-20
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-O--Other Data for Deposit Insurance Assessments

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1
through 10 of this schedule are amended after the semiannual Certified Statement originally covering           __________
this report date has been filed with the FDIC.                                                                 |  C475  | (-
                                                                                                   ____________ ________
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512             0 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520             0 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in           | ////////////////// |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):             | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         3,039 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            16 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ______________________
                                                                                                   ______________________
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                     | ////////////////// |
       Memorandum item 4.a) ...................................................................... | 2314         1,974 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       Memorandum item 4.b) ...................................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516        12,476 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ______________________

_______________________________________________________________________________________________________________________________
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
                                                                                                   ______________________
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518           N/A |  8. |
                                                                                                   ______________________
|                                                                                                                             |
_______________________________________________________________________________________________________________________________
                                                                                                   ______________________
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ______________________
______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                       30

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-21
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-O--Continued

Memoranda (to be completed each quarter except as noted)

                                                                                                  ______________________
                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)    | ////////////////// |
   must equal Schedule RC, item 13.a):                                                            | ////////////////// |
   a. Deposit accounts of $100,000 or less:                                                       | ////////////////// |
      (1) Amount of deposit accounts of $100,000 or less ........................................ | 2702     8,952,562 | M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                            Number | ////////////////// |
                                                                       ___________________________
          completed for the June report only) ........................ | RCON 3779 |    1,253,217 | ////////////////// | M.1.a.(2)
                                                                       ___________________________
   b. Deposit accounts of more than $100,000:                                                     | ////////////////// |
      (1) Amount of deposit accounts of more than $100,000 ...........                     Number | 2710     6,516,111 | M.1.b.(1)
                                                                       ___________________________
      (2) Number of deposit accounts of more than $100,000 ........... | RCON 2722 |       16,476 | ////////////////// | M.1.b.(2)
                                                                       _________________________________________________
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by
      $100,000 and subtracting the result from the amount of deposit accounts of more than
      $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure for       YES        NO
                                                                                                  ______________________
      determining a better estimate of uninsured deposits than the estimate described above ..... | 6861|     |///| X  | M.2.a.
                                                                                                   ____________________
                                                                                                                     X
   b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
                                                                                                   ____________________
      determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
                                                                                                  ______________________
_____________________________________________________________________________________________________________________________
                                                                                                                   |  C477  | (-
Person to whom questions about the Reports of Condition and Income should be directed:                             __________
Karen Gatenby, Vice President                                                          (713) 216-5263
___________________________________________________________________________________    ______________________________________
Name and Title (TEXT 8901)                                                             Area code and phone number (TEXT 8902)


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-22
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1993, must complete items 2 through 9 and Memorandum item 1.  Banks with assets of less than
$1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ____________
                                                                                                             |   C480   | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           _____ __________
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                | YES        NO |
   box at the right whether the bank has total capital greater than or equal to eight percent __________ _______________
   of adjusted total assets ............................................................... | RCFD 6056 |     |////|    | 1.
                                                                                            _____________________________
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |Subordinated Debt(1)|       Other        |
                                                                              |  and Intermediate  |      Limited-      |
Items 2 and 3 are to be completed by all banks.                               |   Term Preferred   |    Life Capital    |
                                                                              |       Stock        |    Instruments     |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
2. Subordinated debt(1) and other limited-life capital instruments (original  | ////////////////// | ////////////////// |
   weighted average maturity of at least five years) with a remaining         | ////////////////// | ////////////////// |
   maturity of:                                                               | ////////////////// | ////////////////// |
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784         7,000 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       338,000 | 3791             0 | 2.f.
                                                                              ___________________________________________
                                                                                                   ______________________
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based       | RCFD  Bil Mil Thou |
                                                                                                    ____________________
   capital guidelines ............................................................................ | 3792     1,759,720 | 3.
                                                                                                   ______________________
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memorandum item 1 are to be completed                           |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               ____________________ ____________________
4. Assets and credit equivalent amounts of off-balance sheet items assigned   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                               ____________________ ____________________
   to the Zero percent risk category:                                         | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and other       | ////////////////// | ////////////////// |
          OECD central governments .......................................... | 3794     1,296,824 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       708,024 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796             0 | 4.b.
                                                                              ___________________________________________
______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-23
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

Schedule RC-R--Continued
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ........................| 3798       828,077 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      | ////////////////// | ////////////////// |
          ment and its agencies and other OECD central governments; by        | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit .................................................| 3799       158,164 | ////////////////// | 5.a.(2)
      (3) All other ..........................................................| 3800     7,501,299 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801       434,717 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802       511,492 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803        32,045 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804     9,930,242 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805     2,809,610 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806       109,001 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    21,043,123 | ////////////////// | 9.
                                                                              ___________________________________________
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |      Notional      |    Replacement     |
                                                                              |      Principal     |        Cost        |
Memorandum                                                                    |        Value       |   (Market Value)   |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Notional principal value and replacement cost of interest rate and         | ////////////////// | ////////////////// |
   foreign exchange rate contracts (in column B, report only those            | ////////////////// | ////////////////// |
   contracts with a positive replacement cost):                               | ////////////////// | ////////////////// |
   a. Interest rate contracts (exclude futures contracts) ................... | ////////////////// | 3808       130,423 | M.1.a.
      (1) With a remaining maturity of one year or less ..................... | 3809     1,901,817 | ////////////////// | M.1.a.(1)
      (2) With a remaining maturity of over one year ........................ | 3810     5,710,837 | ////////////////// | M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     | ////////////////// | ////////////////// |
      maturity of 14 days or less and futures contracts) .................... | ////////////////// | 3811        14,817 | M.1.b.
      (1) With a remaining maturity of one year or less ..................... | 3812       324,170 | ////////////////// | M.1.b.(1)
      (2) With a remaining maturity of over one year ........................ | 3813        41,311 | ////////////////// | M.1.b.(2)
                                                                              ___________________________________________
______________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) on available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

                              33

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-24
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on June 30, 1994

Texas Commerce Bank National Association                           Houston                             Texas
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State

The  management of  the  reporting bank may, if it wishes, sub-    the  truncated  statement will  appear  as the bank's statement
mit a  brief narrative  statement  on  the amounts  reported in    both  on  agency  computerized  records  and  in  computer-file
the  Reports of Condition  and Income.  This optional statement    releases to the public.
will be made  available to the public,  along with the publicly
available data in  the Reports of  Condition and Income, in re-    All information  furnished by  the bank in the narrative state-
sponse to any  request for  individual bank  report data.  How-    ment  must be  accurate and  not misleading.   Appropriate  ef-
ever, the information  reported  in  column  A  and  in all  of    forts shall  be taken  by the  submitting bank  to  ensure  the
Memorandum item 1 of  Schedule RC-N is regarded as confidential    statement's  accuracy.  The  statement must  be signed,  in the
and  will  not  be  released to  the public.  BANKS CHOOSING TO    space  provided below,  by a  senior officer  of the  bank  who
SUBMIT  THE   NARRATIVE  STATEMENT   SHOULD  ENSURE   THAT  THE    thereby attests to its accuracy.
STATEMENT   DOES   NOT   CONTAIN    THE     NAMES    OR   OTHER
IDENTIFICATIONS    OF   INDIVIDUAL  BANK CUSTOMERS,  REFERENCES    If, subsequent  to the original  submission,  material  changes
TO   THE   AMOUNTS  REPORTED  IN  THE  CONFIDENTIAL   ITEMS  IN    are  submitted for  the data  reported in the Reports of Condi-
SCHEDULE RC-N,  OR  ANY    OTHER  INFORMATION  THAT  THEY   ARE    tion  and Income,  the existing  narrative  statement  will  be
NOT   WILLING   TO    HAVE    MADE    PUBLIC   OR   THAT  WOULD    deleted  from the files, and from  disclosure; the bank, at its
COMPROMISE  THE  PRIVACY   OF  THEIR CUSTOMERS.  Banks choosing    option, may replace  it with a  statement, under signature, ap-
not to make a statement may check  the "No comment"  box  below    propriate to the amended data.
and should make no entries of  any kind  in the space  provided
for the narrative statement;  i.e., DO NOT enter in  this space    The   optional  narrative  statement   will  appear  in  agency
such phrases as "No   statement,"   "Not  applicable,"   "N/A,"    records and  in release  to the public exactly as submitted (or
"No comment," and "None."                                          amended  as  described  in  the  preceding  paragraph)  by  the management  of the  bank  (except for  the truncation of state-
                                                                   ments  exceeding  the  750-character  limit  described  above).
                                                                   THE   STATEMENT   WILL  NOT   BE  EDITED  OR  SCREENED  IN  ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY   BY    THE    SUPERVISORY    AGENCIES   FOR   ACCURACY  OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.   DISCLOSURE  OF    THE    STATEMENT    SHALL    NOT
of the  number of  words, the  statement  must not  exceed  750    SIGNIFY    THAT   ANY    FEDERAL    SUPERVISORY    AGENCY   HAS
characters,  including  punctuation,  indentation, and standard    VERIFIED   OR   CONFIRMED   THE  ACCURACY  OF  THE  INFORMATION
spacing   between  words  and  sentences.   If  any  submission    CONTAINED   THEREIN.    A   STATEMENT   TO  THIS   EFFECT  WILL
should  exceed 750 characters, as defined, it will be truncated    APPEAR  ON  ANY  PUBLIC  RELEASE  OF  THE   OPTIONAL  STATEMENT
at  750  characters  with no  notice to the submitting bank and    SUBMITTED   BY   THE   MANAGEMENT   OF   THE   REPORTING  BANK.
_________________________________________________________________________________________________________________________________
No comment | | (RCON 6979)                                                                                    |  C471  |  C472  |(-
           ___                                                                                                ___________________

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




                                                    Signature of Kenneth L. Tilton appears here     July 28, 1994
                                                    _____________________________________________   ________________________________
                                                    Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/94  ST-BK: 48-3926
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: |0|3|2|6|3|
                      ___________

                     THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- ----------------------------------------------------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF BANK                   |                 OMB No. For  OCC:  1557-0081
                                                               |                 OMB No. For FDIC:  3064-0052
                                                               |            OMB No. For Federal Reserve: 7100-0036
                                                               |                  Expiration Date:   2/28/95
                                                               |
                        PLACE LABEL HERE                       |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               |
                                                                __________________________________________________________________
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | (-
                                                               |         6/30/94    |    |0|3|2|6|3|           |             |
__________________________________________________________________________________________________________________________________
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and
215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer"
and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 _____________________________
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |             0    a.
                                                                                                  ____________________________
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |             0    b.
                                                                                                 _____________________________
c. Range of interest charged on above loans                            _______________________________________________________
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |   0.00  | %  to | RCFD 7702 |   0.00  | %  c.
                                                                       _______________________________________________________
__________________________________________________________________________________________________________________________________









__________________________________________________________________________________________________________________________________
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
                                                                                              |
Signature of Kenneth L. Tilton appears here                                                   |
__________________________________________________________________________________________________________________________________
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                        | AREA CODE/PHONE NUMBER (TEXT 8904)
                                                                                              |
Karen Gatenby, Vice President                                                                 |      (713) 216-5263
                                                                                              |
__________________________________________________________________________________________________________________________________
FDIC 8040/53 (12-92)

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